                                                                    Exhibit 10.4

           CONSUMER PRODUCTS TRANSITIONAL TRADEMARK LICENSE AGREEMENT

          This Consumer Products Transitional Trademark License Agreement (this "Agreement") is effective as of the Closing (as defined herein), between
 ---------
Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a
                                                   -------
Delaware limited liability company ("Buyer").
                                     -----

          WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other
                          ------------------------
things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase"), effective in each case
                               ---------------
immediately prior to the ABC Merger (as hereinafter defined);

          WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MedPointe Inc., a Delaware corporation ("Parent"), MCC
              ---                                             ------
Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware
         ------------------
corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have
                                                      --------------
executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"),
                                                             ----------------
providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the
          ----------
Company; and

          WHEREAS, in connection with the consummation of the Assets Purchase, the Company desires to grant to Buyer a license to use certain Marks (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

          1.1. Definitions. For the purpose of this Agreement, the following
               -----------
capitalized terms are defined in this Article I and shall have the meaning specified herein:

          "ABC" has the meaning ascribed to such term in the Recitals.
           ---

          "ABC Merger Sub" has the meaning ascribed to such term in the
           --------------
Recitals.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

          "Asset Purchase Agreement" has the meaning ascribed to such term in
           ------------------------
the Recitals.

          "Assets Purchase" has the meaning ascribed to such term in the
           ---------------
Recitals.

          "Business" has the meaning ascribed to such term in the Asset Purchase
           --------
Agreement.

          "Buyer" has the meaning ascribed to such term in the Preamble.
           -----

          "Buyer Licensed Parties" means Buyer and all Subsidiaries of Buyer
           ----------------------
that have been granted sublicenses pursuant to Article III.

          "Buyer Products" means any and all consumer and personal care
           --------------
products, including antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, depilatories, tooth whitening and similar oral hygiene products, skin care products, non-prescription medication and various pet products formulated, developed, manufactured, sold and/or distributed in connection with the Business.

          "Closing" has the meaning ascribed to such term in the Asset Purchase
           -------
Agreement.

          "Collateral Materials" means all packaging, tags, labels, marketing,
           --------------------
advertising, promotions, display fixtures, instructions, warranties and other materials of any and all types associated with Buyer Products that are marked with at least one of the Licensed Marks.

          "Company" has the meaning ascribed to such term in the Preamble.
           -------

          "Company Merger" has the meaning ascribed to such term in the
           --------------
Recitals.

          "Company Merger Sub" has the meaning ascribed to such term in the
           ------------------
Recitals.

          "Confidential Information" has the meaning ascribed to such term in
           ------------------------
Section 7.1.

          "Corporate Identity Materials" means materials that are not products
           ----------------------------
or product-related and that Buyer uses to communicate its identity, including business cards, letterhead, stationery, paper stock and other supplies, signage on real property, buildings, fleet vehicles and uniforms.

          "Initial Cure Period" has the meaning ascribed to such term in Section
           -------------------
5.1.

          "Licensed Marks" means the Marks listed on Schedule A to this
           --------------
Agreement.

          "Mark" means, collectively, trademarks, service marks, trade dress,
           ----
logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith.

          "Noncompliance Notice" has the meaning ascribed to such term in
           --------------------
Section 5.1.

          "Parent" has the meaning ascribed to such term in the Recitals.
           ------

          "Person" means any individual, firm, partnership, association, group
           ------
(as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Quality Standards" means written standards of quality applicable to
           -----------------
Buyer Products, as in use immediately prior to the Closing, unless otherwise reasonably modified and communicated in writing by the Company from time to time during the Term.

          "Sale" means the manufacture, marketing, advertising, distribution,
           ----
sale, transfer, lease or other disposition or offered or attempted distribution, sale, transfer, lease or other disposition of a Buyer Product, and the term "Sold" has a correlative meaning.

          "Second Cure Period" has the meaning ascribed to such term in Section
           ------------------
5.2.

          "Subsidiary" means, with respect to any party, any Person, whether
           ----------
incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

          "Term" has the meaning ascribed to such term in Section 8.1.
           ----

          "Third Party" means a Person other than the Company and its
           -----------
Subsidiaries or Buyer and its Subsidiaries.

          "Trademark Usage Guidelines" means the written guidelines for proper
           --------------------------
usage of the Licensed Marks, as in use immediately prior to the Closing, and as such guidelines may be reasonably revised and updated by the Company from time to time during the Term.

          1.2. Interpretation. The words "hereof," "herein," and "hereunder" and
               --------------             ------    ------        ---------
words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in
                               -------    --------      ---------
this Agreement, they shall be deemed to be followed by the words "without
                                                                  -------
limitation."
----------

                                   ARTICLE II

                                    Licenses

          2.1. License Grant. The Company grants (and hereby causes its
               -------------
appropriate Subsidiaries to grant) to Buyer a personal, nonexclusive, worldwide, fully-paid and nontransferable (except as permitted in Section 11.12) license during the Term (as set forth in Article VIII), with the right to sublicense to the extent provided in Section 3.1, to use the Licensed Marks on Buyer Products and Collateral Materials in connection with the Sale of such Buyer Products by the Buyer Licensed Parties.

          2.2. License Restrictions. (a) Buyer shall not, and shall cause the
               --------------------
other Buyer Licensed Parties not to, use any Licensed Mark in direct association with another Mark (either of Buyer or a Third Party) such that the two Marks appear to be a single Mark; provided that nothing herein shall limit any non-trademark use of the Licensed Marks as required or permitted by applicable law or regulation.

          (b) Each Buyer Licensed Party's use of the Licensed Marks shall be in a manner consistent in all respects with the high standards, reputation and prestige of the Company as represented by its use of the Licensed Marks. Each Buyer Licensed Party shall at all times present, position and promote Buyer Products marked with one or more of the Licensed Marks in a manner consistent with the high standards and prestige of the Company as represented by its use of the Licensed Marks as of the Closing.

          2.3. Licensee Undertakings. Buyer agrees, and shall cause the other
               ---------------------
Buyer Licensed Parties to agree, that:

          (a) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use the Licensed Marks in any manner contrary to public morals, in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of the Company or the Licensed Marks, or which might jeopardize or limit the Company's proprietary interest therein.

          (b) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, use the Licensed Marks in connection with any products or services other than Buyer Products.

          (c) Buyer shall not, and shall cause the other Buyer Licensed Parties not to, (i) misrepresent to any Person the scope of the license granted under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to the Company, or (iii) take any actions that would impose upon the Company any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which the Company expressly approves in writing for a Buyer Licensed Party to incur on its behalf.

          2.4. Reservation of Rights. Except as otherwise expressly provided in
               ---------------------
this Agreement, the Company shall retain all rights in and to the Licensed Marks, including without limitation:

          (a)  All rights of ownership in and to the Licensed Marks;

          (b) The right to use (including the right of the Company's Subsidiaries to use) the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any product or service, including any product or service which competes with Buyer Products; and

          (c) The right to use and license Third Parties to use the Licensed Marks.

          2.5. Sublicenses to Subsidiaries. Subject to the terms and conditions
               ---------------------------
of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this Agreement, Buyer may grant sublicenses to its Subsidiaries to use the Licensed Marks in accordance with the license grant in Section 2.1 above; provided, that (i) Buyer enters into a
                                    --------
written sublicense agreement with each such Subsidiary sublicensee, and (ii) such agreement does not include the right to grant further sublicenses. Buyer shall provide copies of such written sublicense agreements to the Company upon request. If Buyer grants any sublicense rights pursuant to this Section 2.5 and any such sublicensed Subsidiary ceases to be a Subsidiary, then the sublicense granted to such Subsidiary pursuant to this Section 2.5 shall terminate immediately upon the date of such cessation.

          2.6. Enforcement of Agreements. Buyer shall take, and shall cause the
               -------------------------
other Buyer Licensed Parties to take, all reasonably appropriate measures at Buyer's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary and shall use reasonable efforts, including without limitation (i) monitoring the Subsidiaries' compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any noncomplying Subsidiary promptly to remedy any failure or (ii) if any such noncomplying Subsidiary does not remedy such failure within a reasonable time, terminating such agreement. In the event that the Company reasonably determines that Buyer has failed promptly and diligently to enforce the terms of any such agreement using a standard of care consistent with Buyer's practices as of the Closing, the Company reserves the right, upon thirty days prior written notice (or less time if reasonably justified under the circumstances), to enforce such terms, and Buyer shall reimburse the Company for its reasonable out-of-pocket costs and expenses.

                                   ARTICLE III

                             Additional Obligations

          3.1. Assignment of Licensed Marks. The Company shall not assign or
               -----------------------------
grant any rights under any of the Licensed Marks unless such assignment or grant is made subject to the licenses granted by the Company in this Agreement.

                                   ARTICLE IV

                Trademark Usage Guidelines and Quality Standards

          4.1. Trademark Usage Guidelines. Buyer shall use, and Buyer shall
               --------------------------
cause all other Buyer Licensed Parties to use, the Licensed Marks during the Term only in a manner that is consistent with the Trademark Usage Guidelines.

          4.2. Quality Standards. Buyer and the other Buyer Licensed Parties
               -----------------
shall use the Licensed Marks only on and in connection with Buyer Products that meet or exceed in all material respects the Quality Standards.

          4.3. Trademark Reviews. At the Company's reasonable request, Buyer
               -----------------
agrees to furnish or make available for inspection to the Company, and to cause any Buyer Licensed Party to furnish or make available for inspection to the Company, samples of all Buyer Products and Collateral Materials of Buyer and the Buyer Licensed Parties that are marked with one or more of the Licensed Marks.

                                    ARTICLE V

                                   Enforcement

          5.1. Initial Cure Period. If the Company becomes aware that Buyer or
               -------------------
any other Buyer Licensed Party is not complying with any Trademark Usage Guideline or Quality Standard, the Company shall notify Buyer in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance (a "Noncompliance
                                                           -------------
Notice"). Buyer shall then have 30 days after receipt of such notice (the
------
"Initial Cure Period") to correct such noncompliance or submit to the Company a
 -------------------
written plan to correct such noncompliance, which written plan shall be reasonably acceptable to the Company, unless the Company previously concurs in writing, in its sole discretion, that Buyer or any other Buyer Licensed Party has not corrected such noncompliance.

          5.2. Second Cure Period. If the noncompliance with the Trademark Usage
               ------------------
Guidelines or Quality Standards continues beyond the Initial Cure Period, Buyer and the Company shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have 15 days following the expiration of the Initial Cure Period to agree on corrective actions, and Buyer shall have 15 days from the date of an agreement with respect to corrective actions (the "Second Cure Period") to
                                                   ------------------
implement such corrective actions and cure or cause the cure of such noncompliance.

          5.3. Final Cure Period. If the noncompliance with the Trademark Usage
               -----------------
Guidelines by Buyer or any other Buyer Licensed Party specified in a particular Noncompliance Notice remains uncured after the expiration of the Second Cure Period, then upon the Company's demand therefor, Buyer or the noncomplying Buyer Licensed Party promptly shall cease using the noncomplying Collateral Materials or Buyer Products under the Licensed Marks, as the case may be, until the Company reasonably determines that Buyer or the noncomplying Buyer Licensed Party has reasonably demonstrated its ability and commitment to comply with the Trademark Usage Guidelines or Quality Standards, as the case may be.

          5.4. Proceedings. Nothing herein shall prohibit either party from
               -----------
seeking provisional or preliminary injunctive relief if such party would be substantially harmed by a failure to act during the time that such good faith efforts are being made to resolve the dispute or claim through negotiation or mediation.

                                   ARTICLE VI

                          Protection of Licensed Marks

          6.1. Ownership and Rights. Buyer shall not, and shall cause the other
               --------------------
Buyer Licensed Parties not to, challenge the ownership or validity of the Licensed Marks. Buyer shall not, and shall cause the other Buyer Licensed Parties not to, disparage, dilute or adversely affect the validity of the Licensed Marks. Each Buyer Licensed Party's use of the Licensed Marks shall inure exclusively to the benefit of the Company, and the other Buyer Licensed Parties shall not acquire or assert any rights therein other than those granted hereunder. Buyer recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

          6.2. Protection of Marks. Buyer shall, and shall cause the other Buyer
               -------------------
Licensed Parties to, assist the Company, at the Company's request and expense, in the procurement and maintenance of the Company's respective intellectual property rights in the Licensed Marks. Buyer shall, and shall cause the other Buyer Licensed Parties to, execute all documents reasonably requested by the Company (as the case may be) to effect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between the Company and Buyer, and recordation of Buyer as a registered user in all applicable countries. The Company makes no warranty or representation that trademark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world. Buyer shall, and shall cause the other Buyer Licensed Parties to, cause to appear on all Buyer Products, and all Collateral Materials, such legends, markings and notices as may be required by applicable law or reasonably requested by the Company.

          6.3. Similar Marks. Buyer shall not, and shall cause the other Buyer
               -------------
Licensed Parties not to, use or register in any country any Mark or Internet domain name that infringes on the rights of the Company in the Licensed Marks. If any application for registration is, or has been, filed in any country by a Buyer Licensed Party which relates to any Mark that infringes the rights of the Company in the Licensed Marks, Buyer shall immediately abandon, or shall cause the other Buyer Licensed Parties to immediately abandon, any such application or registration or assign it to the Company.

          6.4. Infringement Proceedings. In the event that, during the term of
               ------------------------
this Agreement, a Buyer Licensed Party learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Buyer shall promptly notify the Company or its authorized representative giving particulars thereof. Notwithstanding the foregoing, the Buyer Licensed Parties are not obligated to monitor or police use of the Licensed Marks by Third Parties. The Company shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings relating to the Licensed Marks. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of the Company, and all recoveries shall belong exclusively to the Company. Buyer shall not and shall have no right to initiate any litigation, opposition, cancellation or related legal proceedings with respect to the Licensed Marks in its own name, and Buyer shall, and shall cause the other Buyer Licensed Parties to, provide necessary information and assistance to the Company or its authorized representatives at the Company's expense in the event that the Company decides that proceedings should be commenced, including to join or be joined as a party in any action taken by the Company to enforce its rights in the Licensed Marks against a Third Party. The Company shall incur no liability to Buyer under any legal theory by reason of the Company's failure or refusal to prosecute or by the Company's refusal to permit Buyer to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which the Company may agree.

                                   ARTICLE VII

                                 Confidentiality

          7.1. Confidential Information. The parties hereto expressly
               ------------------------
acknowledge and agree that all nonpublic, proprietary and/or confidential information, whether written or oral, furnished or disclosed by either party or any Subsidiary thereof (the "Disclosing Party") to another party or any
                             ----------------
Subsidiary thereof (each, a "Receiving Party") pursuant to this Agreement
                             ---------------
("Confidential Information") shall be maintained by each party and/or their
  ------------------------
respective Subsidiaries in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the party would use with respect to its own information of a similar nature, and in no event less than a reasonable degree of care. The parties agree that, with respect to any nonpublic, proprietary and/or confidential information included in the Business-Related Intellectual Property (as defined in the Asset Purchase Agreement) acquired by Buyer from the Company pursuant to the Asset Purchase Agreement as part of the Purchased Assets, Buyer shall be deemed to be the Disclosing Party for purposes of this Section 7.1. Except as authorized in writing by the other party, neither party (and/or any Subsidiary) shall at any time disclose or permit to be disclosed any such Confidential Information to any other person, firm, corporation or entity except: (i) as may reasonably be required in connection with the use of the Licensed Property pursuant to this Agreement to the parties' authorized employees, agents or representatives who are informed of the confidential nature of the Confidential Information and are bound to maintain its confidentiality, and (ii) in the course of due diligence in connection with the sale of all or an applicable portion of either party's business, provided the disclosure is pursuant to a nondisclosure agreement having terms reasonably comparable to Sections 7.1 and 7.2.

          7.2. Exceptions. Confidential Information shall not include
               ----------
information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Receiving Party or (ii) was or becomes legitimately available to the Receiving Party on a nonconfidential basis from a source that is not bound by any confidentiality obligation with respect to the Receiving Party, or (iii) is required to be disclosed to enforce such party's rights hereunder or pursuant to applicable law, regulation (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), court order or discovery process, provided that the Receiving Party shall give the Disclosing Party prompt notice thereof and, at the request of the Disclosing Party shall reasonably cooperate in the Disclosing Party's efforts to obtain a protective order or other similar order.

                                  ARTICLE VIII

                                 Term of License

          8.1. Term. The term of the license and sublicense granted by the
               ----
Company to Buyer pursuant to Article III shall begin on the Closing and, unless terminated sooner pursuant to the provisions of Article IX, shall extend for a period of 180 days following the Closing; and may last for such additional period as may be reasonably necessary to permit Buyer or its Subsidiaries to dispose of inventory of Buyer Products marked with any of the Licensed Marks that was on hand or on order as of the Closing, or that was ordered by Buyer or its Subsidiaries after the Closing but before Buyer, acting with reasonable expedition, is able to commence manufacture of Buyer Products in a form that is not marked with any of the Licensed Marks, provided that Buyer shall order only such quantities of Buyer Products marked with Licensed Marks as are reasonably necessary to meet anticipated demand during the period after the Closing and before Buyer is able to commence such manufacture, and further provided that all use of the Licensed Marks by Buyer and its Subsidiaries shall cease in all events prior to the 270th day after the Closing, provided further that Buyer and its Subsidiaries may continue to use the Licensed Marks with the prior consent of the Company, which shall not be unreasonably withheld, for an additional period that shall expire no later than 365 days following the Closing (all such periods collectively, the "Term").
                           ----

                                   ARTICLE IX

                                   Termination

          9.1.  Voluntary Termination. By written notice to the Company, Buyer
                ----------------------
may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by the Company. Such notice shall specify the effective date of such termination and shall specify any affected Licensed Marks.

          9.2.  Survival. Any voluntary termination of licenses and rights of
                --------
Buyer under Section 9.1 shall not affect Buyer's licenses and rights with respect to any Buyer Products Sold prior to such termination.

          9.3.  Bankruptcy. Either party may terminate this Agreement, to the
                ----------
fullest extent permitted by law, in the event of the other party's bankruptcy.

                                    ARTICLE X

                             Limitation of Liability

          10.1. Limitation of Liability. SUBJECT TO AND WITHOUT LIMITING SECTION
                -----------------------
10.2, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR

CONSEQUENTIAL OR PUNITIVE DAMAGES (SUCH AS, WITHOUT LIMITATION, LOSSES OF PROSPECTIVE PROFITS AND SAVINGS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN LIMITS OR OTHERWISE AFFECTS THE LIABILITY OF BUYER FOR ANY INFRINGEMENT OF THE LICENSED MARKS BY BUYER ARISING BY REASON OF ANY USE OF THE LICENSED MARKS BY BUYER THAT IS NOT LICENSED UNDER SECTION 2.1 HEREOF.

          10.2. Third Party Indemnification. Notwithstanding the foregoing, each
                ---------------------------
party shall indemnify, defend and hold harmless the other party, its officers, directors, Affiliates, representatives, agents and its successors, and permitted assigns (collectively, the "Indemnified Parties") from, against and in respect
                            -------------------
of any damages or losses, and any charges, actions, claims, suits, proceedings, deficiencies, interest, penalties and reasonable costs and expenses, including without limitation reasonable attorneys' fees (except with respect to any litigation between any Party required to make an indemnity payment hereunder (an "Indemnifying Party") and any Indemnified Party, to the extent the Indemnifying
 ------------------
Party is the prevailing Party therein) but excluding damages or losses comprised by indemnification payments hereunder and further excluding any indirect, special, incidental or consequential or punitive damages or losses (such as, without limitation, losses of prospective profits and savings) (collectively, "Losses"), asserted against and imposed on or sustained, incurred or suffered by
 ------
such Indemnified Parties, in any such case solely to the extent arising out of or relating to actions, claims, suits or proceedings of a Third Party asserted against and imposed on or sustained, incurred or suffered by an Indemnified Party, in any such case to the extent arising out of or relating to the Indemnifying Party's failure to comply in any material respect with the express terms of this Agreement.

          10.3. Third Party Claims Procedures. Any claim which may form a basis
                -----------------------------
for indemnification hereunder (an "Indemnity Claim") by any an Indemnified Party
                                   ---------------
shall be asserted and resolved as set forth in this Section 10.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Indemnifying Party which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as
      ------------
contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. The Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party claim; provided, that the consent of the Indemnified Party shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnity Claim; provided, that the consent of the Indemnifying Party shall not be unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

                                   ARTICLE XI

                            Miscellaneous Provisions

          11.1. Disclaimer. Except as otherwise set forth herein or in the Asset
                ----------
Purchase Agreement, neither the Company nor any of its Subsidiaries makes any warranty or representation as to the validity of any Mark licensed by it to a Buyer Licensed Party or any warranty or representation that any use of any Mark with respect to any product or service will be free from infringement of any rights of any Third Party.

          11.2. No Implied Licenses. Nothing contained in this Agreement shall
                -------------------
be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Marks.

          11.3. Survival. This Article XI and the agreements of Buyer and the
                --------
Company contained in Articles V and VII shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the termination of this Agreement.

          11.4. Modification or Amendment. Subject to the provisions of the
                -------------------------
applicable law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

          11.5. Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          11.6. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS
                ---------------------------------------------
AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute, and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11.7 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6.

          11.7. Notices. Any notice, request, instruction or other document to
                -------
be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally,
(ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and (iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

          if to Buyer
          Armkel, LLC
          c/o Kelso & Company
          320 Park Avenue, 24th Floor
          New York, NY 10022
          Attention: James J. Connors, II, Esq.
          Telecopy: (212) 223-2379

          (with copies to:

          Ronald Beard, Esq.
          Gibson, Dunn & Crutcher LLP
          4 Park Plaza
          Irvine, California 92614
          Telephone: 949-451-4089
          Facsimile: 949-475-4730


          Steven P. Buffone
          Barbara L. Becker
          Gibson, Dunn & Crutcher LLP
          200 Park Avenue
          New York, New York 10166
          Telephone: 212-351-4000
          Facsimile: 212-351-4035

          and

          Lou Kling
          Eileen T. Nugent
          Skadden, Arps, Slate, Meagher & Flom LLP
          Four Times Square New
          York, New York 10036
          Telephone: 212-735-2770
          Facsimile: 917-777-2770)

          if to the Company

          MedPointe Inc.
          51 JFK Parkway
          1st Floor West
          Short Hills, NJ 07078
          Attention: Anthony H. Wild
          fax: (973) 218-2704

          (with a copy to:

          William E. Curbow, Esq.
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017
          Telephone: 212-455-3160
          Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

          11.8.  Entire Agreement. This Agreement (including any exhibits
                 ----------------
hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

          11.9.  No Third Party Beneficiaries. This Agreement is not intended to
                 ----------------------------
confer upon any Person other than the parties hereto any rights or remedies hereunder.

          11.10. Obligations of Buyer and of the Company. Whenever this
                 ---------------------------------------
Agreement requires a Subsidiary of Buyer or Buyer Licensed Party to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary of Buyer or Buyer Licensed Party to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time (as defined in the Merger Agreement), on the part of the Surviving Company (as defined in the Merger Agreement) to cause such Subsidiary to take such action.

          11.11. Severability. It is the intention of the parties that the
                 ------------
provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

          11.12. Assignment. Without the prior written consent of the other
                 ----------
party, which consent shall not be unreasonably withheld, this Agreement shall not be assignable by either party hereto, by operation of law or otherwise, except in the case of a merger, change of control, or sale of all or substantially all of the business to which the Marks relate, or to another wholly-owned direct or indirect subsidiary, as the case may be, in which event all references herein to the Company or Buyer, as the case may be, shall be deemed references to such other subsidiary or permitted assign, except that all representations and warranties made herein with respect to the Company or Buyer, as the case may be, as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary or permitted assign as of the date of such designation. Buyer may also assign partially its rights under this Agreement to any purchaser of a division or other business unit or of a product line of Buyer or any Subsidiary thereof, in each case that includes any inventory of Buyer Products marked with any Licensed Marks. Any purported assignment made in contravention of this Section 11.12 shall be null and void.

          11.13. Headings/Construction. Section headings contained in this
                 ---------------------
Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will apply against any Person.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

                                   CARTER-WALLACE, INC.



                                   By:________________________________
                                      Name:
                                      Title:


                                   ARMKEL, LLC


                                   By:________________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE A

                                 LICENSED MARKS

[The "Carter-Wallace" name, including all related logos, trade names and trade dresses used on Buyer Products]